EXHIBIT 10.1























                        WOLVERINE WORLD WIDE, INC.

                  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

























                             TABLE OF CONTENTS


                                                                       Page

ARTICLE 1 - Establishment of Plan. . . . . . . . . . . . . . . . . . . . .1

     1.1  Establishment of Plan. . . . . . . . . . . . . . . . . . . . . .1
     1.2  Employer; Company. . . . . . . . . . . . . . . . . . . . . . . .1
     1.3  Rabbi Trust. . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.4  Effective Date . . . . . . . . . . . . . . . . . . . . . . . . .1

ARTICLE 2 - Definitions. . . . . . . . . . . . . . . . . . . . . . . . . .2

     2.1  Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     2.2  Pension Plan . . . . . . . . . . . . . . . . . . . . . . . . . .2
     2.3  Plan Year. . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     2.4  Present Value. . . . . . . . . . . . . . . . . . . . . . . . . .2
     2.5  Spouse/Married . . . . . . . . . . . . . . . . . . . . . . . . .2
     2.6  Surviving Spouse . . . . . . . . . . . . . . . . . . . . . . . .2

ARTICLE 3 - Participant. . . . . . . . . . . . . . . . . . . . . . . . . .3

     3.1  Designation as Participant . . . . . . . . . . . . . . . . . . .3
     3.2  Inactive Participant Status. . . . . . . . . . . . . . . . . . .3

ARTICLE 4 - Contributions/Funding. . . . . . . . . . . . . . . . . . . . .4

     4.1  Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     4.2  No Relationship to Benefits. . . . . . . . . . . . . . . . . . .4
     4.3  Unfunded Plan. . . . . . . . . . . . . . . . . . . . . . . . . .4
     4.4  Unsecured Creditor Status. . . . . . . . . . . . . . . . . . . .4

ARTICLE 5 - Amount of Benefits . . . . . . . . . . . . . . . . . . . . . .5

     5.1  Retirement Benefits. . . . . . . . . . . . . . . . . . . . . . .5
          (a)  Annual Benefit. . . . . . . . . . . . . . . . . . . . . . .5
          (b)  Before Age 65 . . . . . . . . . . . . . . . . . . . . . . .6
          (c)  Annual Pension Benefit. . . . . . . . . . . . . . . . . . .6
     5.2  Death. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
          (a)  Before Commencement of Benefits . . . . . . . . . . . . . .7
          (b)  After Retiring. . . . . . . . . . . . . . . . . . . . . . .7
     5.3  Disability . . . . . . . . . . . . . . . . . . . . . . . . . . .7
          (a)  Disabled Defined. . . . . . . . . . . . . . . . . . . . . .7
          (b)  Benefit if Participant Becomes Disabled Before
               Retiring. . . . . . . . . . . . . . . . . . . . . . . . . .7
     5.4  Minimum Benefit. . . . . . . . . . . . . . . . . . . . . . . . .8
          (a)  Difference - Additional Benefit . . . . . . . . . . . . . .8
          (b)  Determinations. . . . . . . . . . . . . . . . . . . . . . .8



ARTICLE 6 - Forfeiture . . . . . . . . . . . . . . . . . . . . . . . . . 10

     6.1  Misconduct . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     6.2  Competitive Activity . . . . . . . . . . . . . . . . . . . . . 10
     6.3  Insurance Related. . . . . . . . . . . . . . . . . . . . . . . 10

ARTICLE 7 - Payment of Benefits. . . . . . . . . . . . . . . . . . . . . 11

     7.1  Event of Distribution. . . . . . . . . . . . . . . . . . . . . 11
     7.2  Form of Payment. . . . . . . . . . . . . . . . . . . . . . . . 11
          (a)  Presumed Method . . . . . . . . . . . . . . . . . . . . . 11
          (b)  Optional Methods. . . . . . . . . . . . . . . . . . . . . 11
          (c)  Lump Sum. . . . . . . . . . . . . . . . . . . . . . . . . 11
     7.3  Calculation. . . . . . . . . . . . . . . . . . . . . . . . . . 12
     7.4  Time of Payment - Retirement . . . . . . . . . . . . . . . . . 12
          (a)  At or After Age 65. . . . . . . . . . . . . . . . . . . . 12
          (b)  Age 55 to 65. . . . . . . . . . . . . . . . . . . . . . . 12
          (c)  Lump Sum. . . . . . . . . . . . . . . . . . . . . . . . . 12
          (d)  Delayed Payment . . . . . . . . . . . . . . . . . . . . . 12
     7.5  Time of Payment - Death. . . . . . . . . . . . . . . . . . . . 12
          (a)  Spouse. . . . . . . . . . . . . . . . . . . . . . . . . . 12
          (b)  Payment to Beneficiary. . . . . . . . . . . . . . . . . . 13
          (c)  Beneficiary . . . . . . . . . . . . . . . . . . . . . . . 13
          (d)  Payment to Estate . . . . . . . . . . . . . . . . . . . . 13
          (e)  Withholding Taxes . . . . . . . . . . . . . . . . . . . . 13
          (f)  Generation-Skipping Transfer Tax. . . . . . . . . . . . . 13

ARTICLE 8 - Administration . . . . . . . . . . . . . . . . . . . . . . . 14

     8.1  Duties, Powers, and Responsibilities of the Employer . . . . . 14
          (a)  Required. . . . . . . . . . . . . . . . . . . . . . . . . 14
          (b)  Discretionary . . . . . . . . . . . . . . . . . . . . . . 14
     8.2  Employer Action. . . . . . . . . . . . . . . . . . . . . . . . 14
     8.3  Plan Administrator . . . . . . . . . . . . . . . . . . . . . . 15
     8.4  Duties, Powers, and Responsibilities of the Administrator. . . 15
          (a)  Plan Interpretation . . . . . . . . . . . . . . . . . . . 15
          (b)  Participant Rights. . . . . . . . . . . . . . . . . . . . 15
          (c)  Claims and Elections. . . . . . . . . . . . . . . . . . . 15
          (d)  Benefit Payments. . . . . . . . . . . . . . . . . . . . . 15
          (e)  Administrative Information. . . . . . . . . . . . . . . . 15
          (f)  Recordkeeping . . . . . . . . . . . . . . . . . . . . . . 15
          (g)  Reporting and Disclosure. . . . . . . . . . . . . . . . . 15
          (h)  Advisers. . . . . . . . . . . . . . . . . . . . . . . . . 15
          (i)  Other Powers and Duties . . . . . . . . . . . . . . . . . 16
     8.5  Claims Procedure . . . . . . . . . . . . . . . . . . . . . . . 16
          (a)  Initial Determination . . . . . . . . . . . . . . . . . . 16
          (b)  Method. . . . . . . . . . . . . . . . . . . . . . . . . . 16
          (c)  Further Review. . . . . . . . . . . . . . . . . . . . . . 16
          (d)  Redetermination . . . . . . . . . . . . . . . . . . . . . 16
     8.6  Participant's Responsibilities . . . . . . . . . . . . . . . . 16

                      -ii-
ARTICLE 9 - Investment  and Administration of Assets . . . . . . . . . . 17

     9.1  Rabbi Trust. . . . . . . . . . . . . . . . . . . . . . . . . . 17
     9.2  Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     9.3  Available to Creditors . . . . . . . . . . . . . . . . . . . . 17
     9.4  No Trust or Fiduciary Relationship . . . . . . . . . . . . . . 17
     9.5  Benefit Payments . . . . . . . . . . . . . . . . . . . . . . . 17

ARTICLE 10 - Special Change in Control Benefit . . . . . . . . . . . . . 18

     10.1 Benefit. . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
          (a)  Standard Benefit. . . . . . . . . . . . . . . . . . . . . 18
          (b)  Minimum Benefit . . . . . . . . . . . . . . . . . . . . . 18
     10.2 Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . 18
     10.3 Method of Payment. . . . . . . . . . . . . . . . . . . . . . . 25
     10.4 Successor Obligations in Change of Control Situation . . . . . 25
     10.5 Reimbursement of Expenses. . . . . . . . . . . . . . . . . . . 25

ARTICLE 11 - General Provisions. . . . . . . . . . . . . . . . . . . . . 26

     11.1 Amendment; Termination . . . . . . . . . . . . . . . . . . . . 26
     11.2 Employment Relationship. . . . . . . . . . . . . . . . . . . . 26
     11.3 Confidentiality and Relationship . . . . . . . . . . . . . . . 26
     11.4 Rights Not Assignable. . . . . . . . . . . . . . . . . . . . . 27
     11.5 Construction . . . . . . . . . . . . . . . . . . . . . . . . . 27
     11.6 Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . 27

























                      -iii-
                        WOLVERINE WORLD WIDE, INC.

                  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


     Wolverine World Wide, Inc. ("Wolverine") hereby adopts the Wolverine World Wide, Inc. Supplemental Executive Retirement Plan, a supplemental nonqualified plan for a select group of management personnel employed by Wolverine and any subsidiary of Wolverine.

                                 ARTICLE 1

                           ESTABLISHMENT OF PLAN

1.1  ESTABLISHMENT OF PLAN.

     This Plan is a supplemental, nonqualified Plan and is intended to be a Plan for a select group of management and highly compensated employees of Wolverine and affiliates of Wolverine. This Plan is intended to be a Plan described in Sections 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). As a supplemental nonqualified executive retirement program it is not subject to limitations in the Internal Revenue Code applicable to benefits provided through a qualified, tax-exempt employee benefit plan established under
Section 401(a) of the Internal Revenue Code of 1986, as amended ("Code").

1.2  EMPLOYER; COMPANY.

     "Employer" and "Company" mean Wolverine World Wide, Inc. and any affiliate of Wolverine World Wide, Inc. which has adopted this Plan with the consent of Wolverine World Wide, Inc.

1.3  RABBI TRUST.

     This Plan may be funded by contributions to a "Rabbi" trust which does not alter the "unfunded," nonqualified status of the Plan for federal tax purposes.

1.4  EFFECTIVE DATE.

     The "Effective Date" of this Plan is January 1, 1996. Each Plan provision applies until the effective date of an amendment of that provision.









                                 ARTICLE 2

                                DEFINITIONS


2.1  EMPLOYEE.

     "Employee" means an individual employed by the Employer who receives compensation for personal services performed for the Employer that is subject to withholding for federal income tax purposes.

2.2  PENSION PLAN.

     "Pension Plan" means the Wolverine Employees' Pension Plan, a qualified, tax-exempt defined benefit pension plan established and maintained by Wolverine under Code Sections 401(a) and 501(a).

2.3  PLAN YEAR.

     "Plan Year" means the 12-month period beginning each January 1.

2.4  PRESENT VALUE.

     "Present Value" means the present value as computed under the Pension Plan as of the end of the most recently completed Plan Year, but using the GATT 30-year Treasury interest rate.

2.5  SPOUSE/MARRIED.

     "Spouse" means the husband or wife to whom the Participant is married on the date the benefit is scheduled to be paid, or payment is scheduled to begin. The legal existence of the marital relationship shall be governed by the law of the state or other jurisdiction of domicile of the Participant.

2.6  SURVIVING SPOUSE.

     "Surviving Spouse" means the Spouse of the Participant at the time of the Participant's death who survives the Participant. If the Participant and Spouse die under circumstances which prevent ascertainment of the order of their deaths, it shall be presumed for this Plan that the Participant survived the Spouse.









                                      -2-
                                 ARTICLE 3

                                PARTICIPANT

3.1  DESIGNATION AS PARTICIPANT.

     Only management and highly compensated Employees shall be eligible to participate in this Plan.

     Wolverine shall designate eligible Employees who shall become participants ("Participant"). The designation shall be made in writing, and shall become effective when both the Employer and the Employee have signed a Participation Agreement in the form attached as Exhibit "A." A designated eligible Employee shall become a Participant on the date specified in the Participation Agreement.

3.2  INACTIVE PARTICIPANT STATUS.

     The Administrator may notify an Employee Participant in writing at any time that the Participant is being converted to Inactive Participant status. An Employee Participant will not accrue additional Years of Service under this Plan after the date of such notice, unless the Participant is subsequently designated as a Participant under Section 3.1.




























                                      -3-
                                 ARTICLE 4

                           CONTRIBUTIONS/FUNDING


4.1  AMOUNT.

     The Employer is not required to make contributions to fund the benefits under this Plan. The Employer may make contributions sufficient to prevent an unfunded liability from adversely affecting financial disclosures required under generally accepted accounting principles and to provide reasonable anticipated benefits under this Plan. Employees shall not make any contributions under this Agreement.

4.2  NO RELATIONSHIP TO BENEFITS.

     The benefits provided by this Agreement shall be separate from and unrelated to any contributions made by Employer (including but not limited to assets held in a trust created under Article IX of this Plan, if any).

4.3  UNFUNDED PLAN.

     This shall be an unfunded Plan within the meaning of ERISA and the Code. Benefits payable under this Plan constitute only an unsecured contractual promise to pay in accordance with the terms of this Plan by the Employer.

4.4  UNSECURED CREDITOR STATUS.

     A Participant shall be an unsecured general creditor of the Employer as to the payment of any benefit under this Plan. The right of any Participant or Beneficiary to be paid the amount promised in this Plan shall be no greater than the right of any other general, unsecured creditor of the Employer.

















                                      -4-
                                 ARTICLE 5

                            AMOUNT OF BENEFITS

5.1  RETIREMENT BENEFITS.

     A Participant who has 5 Years of Service after the earlier of execution of a Participation Agreement under this Plan or a Deferred Compensation Agreement, or who has reached age 65 before Retiring, will be entitled to a benefit computed under this Section, unless the benefit is forfeited under Article 6. For purposes of this Article 5, the terms "Retiring" or "Retire" shall include any termination of the Participant's status as an Employee of the Employer.

     (a) ANNUAL BENEFIT. The "Annual Benefit" under this Plan will be an amount computed by multiplying that percentage of the Participant's Average Earnings which is designated in the Participation Agreement ("Designated Percentage") by the Participant's Years of Service. The Annual Benefit shall be reduced by the Participant's Annual Pension Benefit (as defined in 5.1(c) below). Further, if the Participant elects pre-age 65 payment, the Annual Benefit shall be reduced as provided in 5.1(b) below.

          (i) EARNINGS. "Earnings" means Earnings as computed under the Pension Plan, excluding:

               (A) LONG-TERM INCENTIVE PLAN. Any amounts paid to the Participant under the Wolverine Executive Long Term
          Incentive (Three Year) Plan or any comparable long-term bonus Plan, and

               (B)  SEVERANCE PAYMENTS.  Any payments to the
          Participant under any severance agreement or policy.

         (ii) AVERAGE EARNINGS. "Average Earnings" means the average of a Participant's Earnings for the Participant's four consecutive highest earnings calendar years of the most recent ten consecutive Years of Service immediately prior to the date on which the Participant Retires, except that Years of Service during which a Participant receives a disability benefit under
     Section 5.3 of this Plan will be omitted from the calculation of Average Earnings if doing so will produce higher Average Earnings. In computing Average Earnings, a Participant's earnings for the calendar year of retirement or earlier termination of employment shall be annualized and the Participant shall be deemed to have received earnings during that entire calendar year.





                                      -5-
        (iii) YEARS OF SERVICE. "Years of Service" means a Participant's Years of Service under the Pension Plan, except that: (i) periods during which a Participant is receiving a disability benefit under Section 5.3 of this Plan will count as Years of Service for computation of any benefit under this Plan other than a disability benefit, and will not count as Years of Service for computation of a disability benefit; (ii) periods during which a Participant is an Inactive Participant (as defined in Section 3.2) will not count as Years of Service under this Plan; (iii) upon the recommendation of the Compensation Committee, the Board of Directors of the Company may grant a Participant deemed Years of Service for purposes of this Section; and (iv) the maximum number of Years of Service used in computing a benefit under this Plan shall be 25.

     (b) BEFORE AGE 65. The benefit payable to a Participant who Retires before reaching age 65 will be the benefit computed under (a) above, beginning on the first day of the month following the Participants 65th birthday.

          (i) EARLIER PAYMENT. A Participant who has 10 or more Years of Service may elect to begin receiving a reduced benefit beginning on the first day of any month after the Participant attains age 55. If the Participant begins receiving a benefit between age 60 and 65, the reduction shall be .1666% (1/6 of 1%) for each month between the date benefits begin and the first day of the month following that in which the Participant would attain age 65. If the Participant begins receiving benefits between age 55 and 60, there shall be an additional reduction of .333% (1/3 of 1%) for each month between the date benefits begin and the first day of the month following that in which the Participant would attain age 60.

         (ii) DEEMED EARLY RETIREMENT PENSION ELECTION. A Participant who is eligible and in fact elects payment prior to the Participant's attainment of age 65 shall be deemed (for purposes of the Annual Pension benefit reduction in subsection (c) below) to have elected Early Retirement under the Pension Plan as of the later of the Participant's attainment of age 60 or the date that the Participant begins to receive benefits under this Plan.

     (c) ANNUAL PENSION BENEFIT. A Participant's "Annual Pension Benefit" shall mean the amount of benefit payable to the Participant under the Pension Plan in the form of a life annuity, prior to any offset for workers compensation payments.







                                      -6-
5.2  DEATH.

     A death benefit shall be payable only under this section.

     (a) BEFORE COMMENCEMENT OF BENEFITS. If a Participant dies before beginning to receive benefits under Section 5.1 or 5.4, the Participant's Beneficiary will be paid a lump sum death benefit without regard to the 5-year service or minimum age requirements of Section 5.1. The death benefit shall be equal to the Present Value of the benefit computed under
Section 5.1 as if the Participant had Retired on the date of death, had begun receiving benefits at age 65, and had continued to receive benefits for the remainder of the Participant's life expectancy. If the Participant has received a Disability benefit under Section 5.3, the lump sum death benefit under this subsection will be reduced by the actuarial value of benefits received under Section 5.3.

     (b) AFTER RETIRING. If a Participant dies after beginning to receive benefit payments under Section 5.1, benefits shall cease unless the Participant was receiving benefits in the form of a 50% Joint and Survivor Annuity, or in any of the forms set forth in subsections 7.2(b).

5.3  DISABILITY.

     A Participant (other than an Inactive Participant) who becomes Disabled while employed by the Employer shall receive the benefit provided by this section.

     (a) DISABLED DEFINED. A Participant is Disabled if the Participant has a physical or mental condition that entitles the Participant to a disability benefit under the Pension Plan.

     (b) BENEFIT IF PARTICIPANT BECOMES DISABLED BEFORE RETIRING. If a Participant becomes Disabled before Retiring, and is not an Inactive Participant at the time of application for a benefit under this Section 5.3, the Participant will receive a disability benefit, without regard to the 5-year service or minimum age requirement of Section 5.1. The benefit will equal 60% of the benefit computed under (a) above, based on Years of Service up to the date the Participant became Disabled. This benefit will continue until the earliest of the date of Participant's death, the date Participant reaches age 65 or the date as of which the Participant is no longer Disabled. Each benefit payment under this subparagraph (b) shall be reduced by any benefit for the same period payable under any employer funded disability plan. A reduction shall not be made for benefits from a disability plan funded by the employee either directly or through a written salary reduction agreement or program.






                                      -7-
5.4  MINIMUM BENEFIT.

     (a) DIFFERENCE - ADDITIONAL BENEFIT. This Section 5.4 shall apply to Participants who are party to a Deferred Compensation Agreement which is designated in the Participation Agreement as eligible for the minimum
benefit calculation in this Section 5.4.   As of the first date on which
such a Participant begins receiving a benefit under this Plan, or as of the date a Participant's Beneficiary becomes entitled to a lump sum payment under this Plan, the Administrator will compare the projected total benefits to be paid to or on behalf of such Participant under this Plan and the current Pension Plan to the total benefits which would have been paid to or on behalf of such Participant if the Deferred Compensation Agreement had remained in effect, and the Participant had been eligible for an Annual Pension Benefit under the Pension Plan benefit formula in effect on December 31, 1994. If the Administrator determines that the total payments to or on behalf of the Participant under this Plan (before any reduction for the Participant's Annual Pension Benefit) would be less than the sum of:

          (i) the total payments which would have been made to or on behalf of the Participant under the Deferred Compensation
     Agreement; and

         (ii) the Participant's Annual Pension Benefit computed using the Pension Plan benefit formula in effect on December 31, 1994;

then the difference will be paid to the Participant as an additional monthly amount under the form of payment elected by the Participant, or, if a lump sum payment is being made, the difference will be added to the lump sum payment.

     The Administrator will again make the comparison provided for by this subsection as of the date when all benefits cease under this Plan, and if additional amounts would be due under the formula set forth above, the Administrator shall cause a lump sum payment to be made to the Participant's designated beneficiary or estate.

     (b) DETERMINATIONS. In making this determination, the Administrator shall compute Deferred Compensation Agreement benefits under the terms of the Deferred Compensation Agreement, except that:

          (i) for purposes of computing a lump-sum benefit for which the Participant would have been eligible under the Deferred Compensation Agreement due to termination of his employment after a Change in Control, the terms "Change in Control," "Cause," "Disability," "total disability/totally disabled," "Retirement," "Notice of Termination," and "Date of Termination" as used in any such Deferred Compensation Agreement shall be defined as provided in Article 10 of this Plan; and


                                      -8-
         (ii) the Designated Period, as defined in Section 10.2 shall be used in determining whether the Participant would have been entitled to accelerated vesting under the Deferred Compensation Agreement, rather than the 5-year period provided for in the Deferred Compensation Agreement; and

        (iii) the person entitled to receive the benefit will be determined under this Plan without regard to any former designation of beneficiary under the Deferred Compensation
     Agreement.

          In making the benefit comparison under this Section, the Administrator shall use the actual dates on which a Participant Retires, dies, or is determined to have become Disabled, and in making the projection called for the Administrator shall assume that the Participant and the Participant's Spouse will remain living for their respective life expectancies. If the dates on which benefits would have been paid under the Deferred Compensation Agreement differ from the dates on which benefits are actually paid under this Plan, the Administrator will make the determination called for by this Section based on the Present Value of both streams of payments as of the date payments begin under this Plan.






























                                      -9-
                                 ARTICLE 6

                                FORFEITURE

6.1  MISCONDUCT.

     Subject to Article 10, a Participant (or Participant's Spouse or Beneficiary) will not be entitled to any benefits under this Agreement if the Participant is discharged for dishonesty, commission of a misdemeanor or felony injurious to the Employer, or any action inimical to the interests of the Employer, or the Participant resigns while an investigation is ongoing to determine whether Participant should be discharged for any such reason and the Administrator determines that Participant would have been so discharged but for the resignation; or

6.2  COMPETITIVE ACTIVITY.

     A Participant (or such Participant's Spouse or Beneficiary) shall not be entitled to any benefit payment if, prior to the date on which such benefit payment is due, the Participant has acquired any ownership interest in a competing business (other than an ownership interest consisting of less than 5% of a class of publicly traded securities), or has been employed as director, officer, employee, consultant, adviser, partner or owner of a competing business. A "competing business" includes any business which is substantially similar to the whole or any part of the business conducted by the Employer. Upon the recommendation of the Compensation Committee, the Board of Directors may partially or completely waive the application of this provision.

6.3  INSURANCE RELATED.

     A Participant (or such Participant's Spouse or Beneficiary) shall not be entitled to any benefit payment if benefits are not payable under any policy of life or disability insurance obtained by the Employer to fund its obligations under this Plan, due to the Participant's suicide or the Participant's misrepresentation or omission of information required to be furnished to the insurer in connection with the issuance of such policy.














                                      -10-
                                 ARTICLE 7

                            PAYMENT OF BENEFITS

7.1  EVENT OF DISTRIBUTION.

     Benefit payments shall begin following termination of Participant's employment at the time and in the manner specified in this Article.
Subject to Article 10, a transfer of employment among the Company and its subsidiaries is not a termination of employment, nor (subject to Article
10) shall a Participant's employment be deemed terminated if Participant is offered employment by a successor which purchases all or substantially all of the assets of the Company and who adopts this Plan.

7.2  FORM OF PAYMENT.

     (a) PRESUMED METHOD. A Disability Benefit shall be paid in the form of a life annuity. Unless a Participant elects otherwise, a Retirement Benefit shall be paid in the form of a Joint and 50% Survivor Annuity to a married Participant, or in the form of a Life Annuity to any other Participant in lieu of the normal form of payment.

     (b) OPTIONAL METHODS. A Participant may elect any of the following actuarially equivalent optional forms for a Retirement Benefit with the consent of the Company by notifying the Administrator in writing before the end of the calendar year preceding that in which the Participant begins receiving a benefit.

          (i) 5 OR 10-YEAR CERTAIN AND LIFE. A monthly amount for life to the Participant, and if the Participant dies before payment of 60 or 120 monthly benefit payments, the same monthly amount shall be paid to the Participant's Beneficiary until a total of 60/120 monthly payments have been made.

         (ii) JOINT AND 100% SPOUSE ANNUITY. A monthly amount to the Participant for the Participant's lifetime and in an equal monthly amount to the Participant's Surviving Spouse, if any, for life.

     (c) LUMP SUM. A lump-sum benefit shall not be available except as provided in this subsection (c).

          (i) ELIGIBLE PARTICIPANT/BENEFICIARY. A Participant (or Beneficiary) who has a benefit under subsection (a) with an actuarially equivalent Present Value which does not exceed $3,500; a Participant who is entitled to a Change in Control Benefit; or a Beneficiary who is entitled to a death benefit under Section 5.2(a) (death before commencement of benefits) may elect a lump-sum payment.




                                      -11-
         (ii)  AMOUNT.  Except as modified by the provisions of Section
     10.1 for a Change of Control Benefit, the amount of the lump sum shall be the actuarially equivalent present value of the Participant's benefit payable under the Plan at the Participant's Normal Retirement Date (as defined in the Pension Plan).

7.3  CALCULATION.

     All benefit calculations shall be made as of the date the Participant's employment terminates or, if later, upon occurrence of the event which triggers payment of the benefit. Each form of benefit payment shall be actuarially equivalent to a life annuity and shall be based upon the actuarial assumptions and factors applicable in the Pension Plan in effect on the date the Participant's employment terminates.

7.4  TIME OF PAYMENT - RETIREMENT.

     (a) AT OR AFTER AGE 65. Retirement benefits under this Plan shall begin on the first day of the later of the month following that in which the Participant attains age 65, or that in which the Participant Retires.

     (b)  AGE 55 TO 65.   A Participant who wishes to receive a benefit
provided by Section 5.1(b) may elect to do so, with the consent of the Company, by notifying the Administrator in writing. Such notice must be given, if at all, prior to the beginning of the calendar year in which Participant begins receiving a benefit. The benefit will begin on the first day of the month designated in such election.

     (c) LUMP SUM. Any lump-sum benefit payable under Section 7.2(c) shall be paid on March 1 following the end of the calendar year in which the Participant's employment terminates or the Participant dies.

     (d) DELAYED PAYMENT. If the payment of benefits begins after the time specified for payment above, the benefit shall be adjusted for late payment in the same manner as under the Pension Plan (as in effect on the date the Participant's employment terminates).

7.5  TIME OF PAYMENT - DEATH.

     Benefits shall cease upon a Participant's death unless continued under this section.

     (a) SPOUSE. If a benefit is payable as a Joint and 50/100% Spouse Annuity and the married Participant dies, payment shall continue to the Participant's Surviving Spouse until the Spouse's death.






                                      -12-
     (b) PAYMENT TO BENEFICIARY. If a benefit is payable as a 5 or 10-Year Certain and Life annuity and the Participant dies prior to payment of all amounts due under this Plan, payment of all remaining benefits shall be made to the Participant's Beneficiary.

     (c) BENEFICIARY. "Beneficiary" means the individual, trust or other entity designated by the Participant to receive any benefits payable under this Plan after the Participant's death. A Participant may designate or change a Beneficiary by filing a signed designation with the Administrator in the form approved by the Administrator. The Participant's Will is not effective for this purpose. If a designation has not been properly completed and filed with the Administrator or is ineffective for any other reason, the Beneficiary shall be the Participant's Surviving Spouse. Designation of a Beneficiary shall not in itself serve to revoke an actual election of a Joint and Survivor Annuity method of payment (or a deemed election under Section 7.2(a)).

     (d) PAYMENT TO ESTATE. If there is not an effective designation and the Beneficiary/Participant does not have a Surviving Spouse, the remaining benefits, if any, shall be paid to the Participant's estate. If payment is to be made to the estate of a Participant, payment shall be made in a lump sum.

     (e) WITHHOLDING TAXES. The Employer may withhold from all payments due to Participant (or his/her beneficiary or estate) hereunder all taxes which, by applicable federal, state, local or other law, the Employer is required to withhold therefrom.

     (f) GENERATION-SKIPPING TRANSFER TAX. The Employer may withhold any benefits payable to a Beneficiary as a result of the death of a Participant or any other Beneficiary until it can be determined whether a generation-skipping transfer tax, as defined in Chapter 13 of the Code, or any substitute provision therefor, is payable and the amount of generation-skipping transfer tax, including interest, that is due. If a tax is payable, the benefits otherwise payable shall be reduced in an actuarially equivalent amount to reflect the payment of the generation-skipping transfer tax and interest. Any benefits withheld shall begin or resume as soon as there is a final determination of the applicable generation-skipping transfer tax and interest.












                                      -13-
                                 ARTICLE 8

                              ADMINISTRATION


8.1  DUTIES, POWERS, AND RESPONSIBILITIES OF THE EMPLOYER.

     (a)  REQUIRED.  The Employer shall be responsible for:

          (i)  EMPLOYER CONTRIBUTIONS.

               (A)  AMOUNT.  Determining the amount of Employer
          Contributions if any.

               (B) PAYMENT. Paying, ceasing, or suspending Employer Contributions if any.

         (ii) AGENT OF SERVICE OF PROCESS. Serving as the agent for service of process;

        (iii)  AMENDMENT.  Amending this Plan and trust; and

         (iv) PLAN TERMINATION. Revoking this instrument and terminating this Plan (and any related trust).

     (b) DISCRETIONARY. The Employer may exercise the following responsibilities:

          (i) ALTERNATE ADMINISTRATOR. Designating a Person other than the Employer as the Administrator; and

         (ii) PAYMENT OF ADMINISTRATIVE EXPENSES. Paying administrative expenses incurred in the operation, administration, management, and control of the Plan.

        (iii) RESERVED POWERS. Designating Participants, crediting a Participant with deemed Years of Service, or waiving the competitive activity forfeiture provisions.

8.2  EMPLOYER ACTION.

     An action required to be taken by the Employer shall be taken by its Board of Directors unless the board has delegated the power or responsibility to one or more Persons identified by its resolution.







                                      -14-
8.3  PLAN ADMINISTRATOR.

     "Administrator" means the Employer or a Person designated by the Employer. The Administrator is a named fiduciary for operation and management of the Plan and, if this Plan is subject to ERISA, shall have the responsibilities conferred by ERISA upon the "Administrator" as defined in ERISA Section 3(16).

8.4  DUTIES, POWERS, AND RESPONSIBILITIES OF THE ADMINISTRATOR.

     Except to the extent properly delegated, the Administrator shall have the following duties, powers, and responsibilities and shall:

     (a) PLAN INTERPRETATION. Interpret this instrument (including resolving an inconsistency or ambiguity or to correcting an error or an omission). All questions of interpretation, construction, or application arising under this Agreement shall be decided by the Administrator whose decision shall be final and conclusive upon all persons, except that the Administrator's decision shall not be final and conclusive with regard to a Participant's entitlement to a benefit under Section 10.1;

     (b) PARTICIPANT RIGHTS. Determine the rights of Participants and Beneficiaries under the terms of this Plan;

     (c) CLAIMS AND ELECTIONS. Establish or approve the manner of making an election, designation, application, claim for benefits, and review of claims;

     (d) BENEFIT PAYMENTS. Direct the time that payments are to be made or to begin, and the elected form of distribution;

     (e) ADMINISTRATIVE INFORMATION. Obtain to the extent reasonably possible all information necessary for the proper administration of this Plan;

     (f) RECORDKEEPING. Establish procedures for and supervise the establishment and maintenance of all records necessary and appropriate for the proper administration of this Plan;

     (g) REPORTING AND DISCLOSURE. Prepare and file annual and periodic reports or disclosure documents required under ERISA and Regulations;

     (h) ADVISERS. Employ attorneys, actuaries, accountants, clerical employees, agents, or other Persons who are necessary for operation, administration, and management of this Plan;






                                      -15-
     (i) OTHER POWERS AND DUTIES. Exercise all other powers and duties necessary or appropriate under this Plan, except those powers and duties allocated to another named fiduciary.

8.5  CLAIMS PROCEDURE.

     The Administrator shall determine all issues arising from the administration of this Plan.

     (a) INITIAL DETERMINATION. Upon application by a Participant or Beneficiary, the Administrator shall make an initial determination and communicate the determination to the participant or Beneficiary within 90 days after the application. If the initial determination requires a longer period, the Administrator shall notify the Participant or Beneficiary that the 90-day period is extended to 180 days.

     (b) METHOD. The decision of the Administrator shall be in writing. The decision shall set forth (i) the decision and the specific reason for the decision; (ii) specific reference to the Plan provisions on which the decision is based; (iii) a description of additional material, information, or acts that may change or modify the decision; and (iv) an explanation of the procedure for further review of the decision.

     (c) FURTHER REVIEW. Within 60 days of receipt of the initial written decision, the Participant or Beneficiary filing the original application, or the applicant's authorized representative, may make a request for redetermination by the Administrator. The applicant (or the authorized representative) may review all pertinent documents and submit issues, comments, and arguments.

     (d) REDETERMINATION. Within 60 days of receipt of an application for redetermination, unless special circumstances require a longer period of time (but not longer than 120 days after receipt of the application), the Administrator shall provide the applicant with its final decision, setting forth specific reasons for the decision with specific reference to plan provisions on which the decision is based.

8.6  PARTICIPANT'S RESPONSIBILITIES.

     All requests for action of any kind by a Participant or Beneficiary under this Plan shall be in writing and executed by the Participant or Beneficiary.









                                      -16-
                                 ARTICLE 9

                 INVESTMENT  AND ADMINISTRATION OF ASSETS


9.1  RABBI TRUST.

     Contributions to this Plan or assets purchased by Employer with the intent of defraying the cost of providing benefits under this Agreement may be held in a Rabbi Trust. The Trust will conform to the terms of the model Trust set forth in Revenue Procedure 92-65 (or a successor pronouncement by the Internal Revenue Service).

9.2  INSURANCE.

     The Employer may purchase a policy of life insurance on the life of a Participant (in whom the Employer has an insurable interest) to assist it in providing the Benefits. The Employer shall be the sole applicant, owner, premium payer and beneficiary of the policy, and shall exercise all incidents of ownership. The Employer intends that the value of the policy while in force and that the death proceeds of the policy shall be excluded from taxation under Code Sections 7702 and 101(a) respectively.

9.3  AVAILABLE TO CREDITORS.

     Any contribution made by Employer or asset held by Trustee related to this Agreement shall be available to the general creditors of the Employer as specified in the Trust.

9.4  NO TRUST OR FIDUCIARY RELATIONSHIP.

     Except as required by governing law, this Plan shall not create a trust or fiduciary relationship of any kind between the Participant (or the Participant's Spouse or Beneficiary) and the Employer or any third party.

9.5  BENEFIT PAYMENTS.

     Benefit payments shall be paid directly by the Employer or indirectly through a grantor trust (owned or maintained by the Employer) to the Participant or the Participant's Beneficiary. If a trust is established, the Employer shall not be relieved of its obligation and liability to pay the benefits of this Plan except to the extent payments are actually made from the trust.








                                      -17-
                                ARTICLE 10

                     SPECIAL CHANGE IN CONTROL BENEFIT


10.1 BENEFIT.

     If a Participant's employment with the Company is terminated during the Designated Period after a Change in Control other than by reason of a Nonqualifying Termination, then notwithstanding any other provision of this Plan, the Participant shall be paid, within 30 days following such termination and in lieu of any other benefit to which Participant, Participant's Spouse, or Participant's Beneficiary might have been entitled at any time under this Plan or under any Deferred Compensation Agreement, the Change in Control Benefit. The Change in Control Benefit shall be the greater of:

     (a) STANDARD BENEFIT. A lump sum equal to 125% of the Present Value of the payments for which Participant would have been eligible beginning at age 55 (or at Participant's age on the date the employment terminates, if greater than 55), without reduction for the early retirement factor set forth in Section 5.1(b), based on Participant's Years of Service as of the date Participant's employment terminates; or

     (b)  MINIMUM BENEFIT.  The Minimum Benefit provided in Section 5.4.

10.2 DEFINITIONS.

     As used in this Article 10, the following terms shall have the respective meanings set forth below:

     (a) "Cause" means (1) the willful and continued failure by Participant to substantially perform his or her duties with Company and/or its subsidiaries (other than any such failure resulting from Participant's incapacity due to physical or mental illness, or any such actual or anticipated failure resulting from Participant's termination for Good Reason) after a demand for substantial performance is delivered to Participant by the Board and/or its Chairman (which demand shall specifically identify the manner in which the Board and/or its Chairman believes that Participant has not substantially performed his or her duties); or (2) the willful engaging by Participant in gross misconduct materially and demonstrably injurious to the Company and/or its subsidiaries. For purposes of this Section, no act or failure to act on the part of Participant shall be considered "willful" unless done or omitted to be done by Participant not in good faith and without reasonable belief that his or her action(s) or omission(s) was in the best interests of the Company and/or its subsidiaries. Notwithstanding the foregoing, Participant shall not be deemed to have been terminated for Cause unless and until the Company provides Participant with a copy of a resolution


                                      -18-
adopted by an affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for the purpose (after reasonable notice to Participant and an opportunity for Participant, with counsel, to be heard before the Board), finding that in the good faith opinion of the Board the Participant has been guilty of conduct set forth in (1) or (2) above, setting forth the particulars in detail. A determination of Cause by the Board shall not be binding upon or entitled to deference by any finder of fact in the event of a dispute, it being the intent of the parties that such finder of fact shall make an independent determination of whether the termination was for "Cause" as defined in (1) and (2) above.

     (b)  "Change in Control" means:

          (1) the acquisition by any individual, entity, or group (a "Person"), including any "person" within the meaning of
     Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control:
     (a) any acquisition by the Company, (b) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (c) any acquisition by any corporation pursuant to a reorganization, merger, or consolidation involving the Company, if, immediately after such reorganization, merger, or consolidation, each of the conditions described in clauses
     (i), (ii), and (iii) of subsection (3) of this Section 10.2(b) shall be satisfied, or (d) any acquisition by the Participant or any group of persons including the Participant; and provided further that, for purposes of clause (a), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 20% or more of the Outstanding Company Common Stock or 20% or more of the Outstanding Company Voting Securities by reason of an acquisition by the Company and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Company Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

          (2) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any individual who


                                      -19-
     becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least three-quarters of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be deemed to have been a member of the Incumbent Board; and provided further, that no individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board, shall be deemed to have been a member of the Incumbent Board;

          (3) approval by the stockholders of the Company of a reorganization, merger, or consolidation unless, in any such case, immediately after such reorganization, merger, or consolidation,
     (i) more than 50% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger, or consolidation and more than 50% of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior or such reorganization, merger, or consolidation and in substantially the same proportions relative to each other as their ownership, immediately prior to such reorganization, merger, or consolidation, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or the corporation resulting from such reorganization, merger, or consolidation (or any corporation controlled by the Company), or any Person which beneficially owned, immediately prior to such reorganization, merger, or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of such corporation or 20% or more of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger, or consolidation; or



                                      -20-
          (4) approval by the stockholders of the Company of (i) a plan of complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, immediately after such sale or other disposition, (a) more than 50% of the then outstanding shares of common stock thereof and more than 50% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such sale or other disposition and in substantially the same proportions relative to each other as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (b) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or such corporation (or any corporation controlled by the Company), or any Person which beneficially owned, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of Common stock thereof or 20% or more of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors and
     (c) at least a majority of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition.

     Notwithstanding anything contained in this Agreement to the contrary, if Participant's employment is terminated prior to a Change in Control and Participant reasonably demonstrates that such termination was at the request of or in response to a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control (a "Third Party") who effectuates a Change in Control, then for all purposes of this Agreement, the date of a Change of Control shall mean the date immediately prior to the date of such termination of Participant's employment.

     (c) "Common Stock" means the common stock of the Company, $1 par value per share.

     (d) "Date of Termination" means (1) the effective date on which Participant's employment by the Company and/or its subsidiaries terminates as specified in a Notice of Termination by the Company or Participant, as the case may be, or (2) if Participant's employment by the Company and/or its subsidiaries terminates by reason of death, the date of death of


                                      -21-
Participant. Notwithstanding the previous sentence, (i) if the Participant's employment is terminated for Disability (as defined in (f)), then such Date of Termination shall be no earlier than thirty (30) days following the date on which a Notice of Termination is received, and
(ii) if the Participant's employment is terminated by the Company and/or its subsidiaries other than for Cause, then such Date of Termination shall be no earlier than thirty (30) days following the date on which a Notice of Termination is received.

     (e) "Designated Period" means the designated period set forth in the Participant's Participation Agreement.

     (f) "Disability" means Participant's failure to substantially perform his/her duties with the Company and/or its subsidiaries on a full-time basis for at least one hundred eighty (180) consecutive days as a result of Participant's incapacity due to mental or physical illness.

     (g) "Good Reason" means, without Participant's express written consent, the occurrence of any of the following events after a Change in
Control:

          (1) (a) the assignment to Participant of any duties inconsistent in any material adverse respect with Participant's position(s), duties, responsibilities, or status with the Company and/or its subsidiaries immediately prior to such Change in Control; (b) a material adverse change in Participant's reporting responsibilities, titles or offices with the Company and/or its subsidiaries as in effect immediately prior to such Change in Control; or (c) any removal or involuntary termination of Participant by the Company and/or its subsidiaries otherwise than as expressly permitted by this Agreement (including any purported termination of employment which is not effected by a Notice of Termination); or (d) any failure to re-elect Participant to any position with the Company and/or its subsidiaries held by Participant immediately prior to such Change in Control;

          (2) a reduction by the Company and/or its subsidiaries in Participant's rate of annual base salary as in effect immediately prior to such Change in Control or as the same may be increased from time to time thereafter;

          (3) any requirement of the Company and/or its subsidiaries that Participant (i) be based anywhere other than the facility where Participant is located at the time of the Change in Control or reasonably equivalent facilities within twenty five (25) miles of such facility or (ii) travel for the business of the Company and/or its subsidiaries to an extent substantially more burdensome than the travel obligations of Participant immediately prior to such Change in Control;



                                      -22-
          (4) the failure of the Company and/or its subsidiaries to continue the Company's executive incentive plans or bonus plans in which Participant is participating immediately prior to such Change in Control or a reduction of the Participant's target incentive award opportunity under the Company's Executive Long-Term Incentive (Three
     Year) Plan (three-year bonus plan), Executive Short Term Incentive Plan (annual bonus plan) or other bonus plan adopted by the Company;

          (5)  the failure of the Company and/or its subsidiaries to
     (a) provide any employee benefit plan or compensation plan (including but not limited to stock option, restricted stock, incentive stock option or other similar programs) in which Participant is participating immediately prior to such Change in Control, in accordance with the most favorable plans, practices, programs and policies of the Company and/or its subsidiaries in effect for Participant immediately prior to the Change in Control, unless Participant is permitted to participate in other plans providing Participant with substantially comparable benefits; (b) provide Participant and Participant's dependents with welfare benefits (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) in accordance with the most favorable plans, practices, programs, and policies of the Company and/or its subsidiaries in effect for Participant immediately prior to such Change in Control; (c) provide fringe benefits in accordance with the most favorable plans, practices, programs, and policies of the Company and/or its subsidiaries as in effect for Participant immediately prior to such Change in Control; or
     (d) provide Participant with paid vacation in accordance with the most favorable plans, policies, programs and practices of the Company and/or its subsidiaries as in effect for Participant immediately prior to such Change in Control; or the taking of any action by the Company and/or its subsidiaries which would adversely affect Participant's participation in or materially reduce Participant's benefits under any such plan;

          (6) the failure of the Company and/or its subsidiaries to pay any amounts owed Participant as salary, bonus, deferred compensation or other compensation;

          (7) the failure of the Company to obtain an assumption agreement from any successor as contemplated in Section 10.4;

          (8) the refusal by the Company and/or its subsidiaries to continue to allow Participant to attend to matters or engage in activities which did not involve a substantial portion of a Participant's time and which are not directly related to the business of the Company and/or its subsidiaries which were permitted by the Company and/or its subsidiaries immediately prior to such Change in


                                      -23-
     Control, including without limitation serving on the Boards of Directors of other companies or entities;

          (9) Any amendment or termination of this Plan which unfavorably affects a Participant or reduces any protection afforded to a Participant (including a failure to continue to credit service with any successor after a change in control for purposes of this Plan).

          (10) Any purported termination of Participant's Employment which is not effected pursuant to a Notice of Termination; and

          (11) Any other material breach by Company of its obligations under any executive severance agreement between the Participant and the Company.

     For purposes of this Agreement, any good faith determination of Good Reason made by Participant shall be conclusive; provided, however, that an isolated and insubstantial action taken in good faith and which is remedied by the Company and/or its subsidiaries within ten (10) days after receipt of notice thereof given by Participant shall not constitute Good Reason. Any event or condition described in this subsection (g)(1) through (10) which occurs prior to a Change in Control, but which Participant reasonably demonstrates was at the request of or in response to a Third Party who effectuates a Change in Control, shall constitute Good Reason following a Change in Control for purposes of this Agreement notwithstanding that it occurred prior to the Change in Control.

     (h) "Nonqualifying Termination" means a termination of Participant's employment (1) by the Company and/or its subsidiaries for Cause, (2) by Participant for any reason other than for Good Reason with Notice of Termination, (3) as a result of Participant's death, and (4) by the Company and/or its subsidiaries due to Participant's Disability, unless within thirty (30) days after Notice of Termination is provided to Participant following such Disability Participant shall have returned to substantial performance of Participant's duties on a full-time basis.

     (i) "Notice of Termination" means written notice of Participant's Date of Termination by the Company or Participant, as the case may be, to the other, which (1) indicates the specific termination provision in this Agreement relied upon, (2) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Participant's employment under the provision so indicated, and (3) specifies the termination date. The failure by Participant or the Company to set forth in such notice any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of Participant or the Company hereunder or preclude Participant or the Company from asserting such fact or circumstance in enforcing Participant's or the Company's rights hereunder.



                                      -24-
10.3 METHOD OF PAYMENT.

     Payment shall be made, to the extent possible, by distribution of any insurance policy or policies purchased by the Company in connection with this Agreement and in effect on the date of a Change in Control, valued for distribution purposes at their cash surrender value. Any remaining balance of the distribution sum shall be paid in cash.

10.4 SUCCESSOR OBLIGATIONS IN CHANGE OF CONTROL SITUATION.

     (a) Neither this Plan nor any Participation Agreement shall be terminated by any merger or consolidation of the Company whereby the Company is or is not the surviving or resulting corporation or as a result of any transfer of all or substantially all of the assets of the Company. In the event of any such merger, consolidation, or transfer of assets, the provisions of this Plan and of such Participation Agreements shall be binding upon the surviving or resulting corporation or the person or entity to which such assets are transferred.

     (b) The Company agrees that concurrently with any merger, consolidation or transfer of assets referred to in paragraph (a) of this
Section 10.4, it will cause any successor or transferee unconditionally to assume, by written instrument delivered to each Participant (or his/her beneficiary or estate), all of the obligations of the Company hereunder. Failure of the Company to obtain such assumption prior to the effectiveness of any such merger, consolidation or transfer of assets shall constitute Good Reason hereunder. For purposes of implementing the foregoing, the date on which any such merger, consolidation, or transfer becomes effective shall be deemed the date Good Reason occurs, and shall be the Date of Termination if requested by Executive.

10.5 REIMBURSEMENT OF EXPENSES.

     If any contest or dispute shall arise under this Plan or any Participation Agreement involving a Participant's entitlement to a benefit under Section 10.1, the Company shall reimburse Participant, on a current basis, for all legal fees and expenses, if any, incurred by Participant in connection with such contest or dispute regardless of the result thereof.













                                      -25-
                                ARTICLE 11

                            GENERAL PROVISIONS

11.1 AMENDMENT; TERMINATION.

     Wolverine World Wide, Inc. may amend this Plan prospectively or retroactively, or to terminate this Plan, provided that an amendment or termination may not reduce or revoke the accrued benefits of any Participant who is already entitled as of the date of such amendment or termination to a benefit under Section 5.1 of this Plan, regardless of whether payment of such benefit has commenced. Upon termination of or a discontinuation of further accrual of benefits under this Plan, the accrued benefits of affected Participants shall become nonforfeitable and shall be distributed in accordance with the provisions of this Plan.

11.2 EMPLOYMENT RELATIONSHIP.

     This Plan shall not be construed to create a contract of employment between the Employer and any Participant or to otherwise confer upon a Participant or other person a legal right to continuation of employment or any rights other than those specified herein. This Plan shall not limit or affect the right of the Employer to discharge or retire a Participant.

     This Plan does not constitute a contract on the part of the Employer to employ Employee until age 65 or to continue his employment for any given period of time, either fixed or contingent. Moreover, Employee does not by this writing agree to continue in the employment of the Employer for any specified interval of time. The employment relationship, therefore, shall continue for so long as, but only for so long as, such employment is mutually satisfactory to both parties. The Employer does not promise that Employee's employment will be continued for such interval as to enable Employee to obtain all or any part of the benefits under this Agreement.

11.3 CONFIDENTIALITY AND RELATIONSHIP.

     Each Participant shall agree to refrain from divulging any information of a confidential nature including, but not restricted to, trade secrets, operating methods, the names of the Employer's customers and suppliers and the relations of the Employer with such customers and suppliers, or other confidential information; and to refrain from using or permitting the use of such information or confidences by any interests competitive with the Employer; irrespective of whether or not Participant is then employed by the Employer, and to refrain from including, and from causing inducements to be made to, the Employer's employees to terminate employment with the Employer or undertake employment with its competitors. The obligations herein assumed by Participant shall endure whether or not the remaining promises by either party remain to be performed or shall be only partially performed.


                                      -26-
11.4 RIGHTS NOT ASSIGNABLE.

     Except for designation of a Beneficiary, benefits payable under this Plan shall not be subject to assignment, conveyance, transfer, anticipation, pledge, alienation, sale, encumbrance, or charge, whether voluntary or involuntary, by the Participant (or any Spouse or Beneficiary of the Participant), even if directed under a qualified domestic relations order or other divorce order. A benefit payable under this Plan shall not be used as collateral or security for a debt or be subject to garnishment, execution, assignment, levy, or to another form of judicial or administrative process or to the claim of a creditor through legal process or otherwise. An attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, or to otherwise dispose of benefits payable, before actual receipt of the benefits, or a right to receive benefits, shall be void and shall not be recognized.

11.5 CONSTRUCTION.

     The singular includes the plural, and the plural includes the singular, unless the context clearly indicates the contrary. Capitalized terms (except those at the beginning of a sentence or part of a heading) have the meaning specified in this Plan. If a capitalized term is not defined in this Plan, the term shall have, for purposes of this Plan, the stated definitions of those terms in the Wolverine Retirement Income Plan as amended from time to time.

11.6 GOVERNING LAW.

     To the extent not preempted by applicable federal law, this Plan shall be governed by and interpreted under the laws of the State of Michigan.





















                                      -27-
                               EXHIBIT A - 1

                        WOLVERINE WORLD WIDE, INC.
                  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                          PARTICIPATION AGREEMENT


          ________________________ ("Employee") has been notified by
Wolverine World Wide, Inc. ("Employer") of the Employer's intent to designate the Employee as a Participant in the Wolverine World Wide, Inc. Supplemental Executive Retirement Plan ("Plan"). Employer and Employee have signed this Agreement to effectuate Employee's Participant status and to agree on certain terms relating to Employee's Participant status. Therefore, Employer and Employee agree as follows:

          1. PARTICIPATION DATE. Employee will become a Participant in the Plan effective ______________, 19__. Employee agrees to be bound by the provisions of the Plan.

          2. YEARS OF SERVICE. Employee's commencement date for purposes of computing Years of Service under the Plan is __________________________. Employee currently has ___ Years of Service.

          3. AVERAGE EARNINGS. Employee's current Average Earnings is $________.

          4.   DESIGNATED PERCENTAGE.  The Designated Percentage under Plan
Section 5.1(a) is 2.4%.

          5.   DESIGNATED PERIOD.  The Designated Period under Plan Section
10.1 is 3 years.

          6. DEFERRED COMPENSATION AGREEMENT. Employer and Employee agree that:

                       [Check one of the following]

          [ ] There is no deferred compensation agreement in effect as described in Plan Section 5.4(a).

          [ ]  There is a Deferred Compensation Agreement dated
               ______________________________________ in effect as
               described in Section 5.4(a) of the Plan and attached. Employee hereby relinquishes all rights under such Deferred Compensation Agreement, and agrees to look solely to the terms of the Plan with regard to any computation of a Minimum Benefit as provided in the Plan.




          7. EMPLOYMENT RELATIONSHIP. Employee agrees that the Plan shall not be construed to create a contract of employment between the Employer and the Employee or to otherwise confer upon the Employee or other person a legal right to continuation of employment or any rights other than those specified herein. This plan shall not limit or affect the right of the Employer to discharge or retire the Employee.

     This Plan does not constitute a contract on the part of the Employer to employ Employee until age 65 or to continue his employment for any given period of time, either fixed or contingent. Moreover, Employee does not by this writing agree to continue in the employment of the Employer for any specified interval of time. The employment relationship, therefore, shall continue for so long as, but only for so long as, such employment is mutually satisfactory to both parties. The Employer does not promise that Employee's employment will be continued for such interval as to enable Employee to obtain all or any part of the benefits under this Agreement.

          8. CONFIDENTIALITY AND RELATIONSHIP. Employee agrees to refrain from divulging any information of a confidential nature including, but not restricted to, trade secrets, operating methods, the names of the Employer's customers and suppliers and the relations of the Employer with such customers and suppliers, or other confidential information; and to refrain from using or permitting the use of such information or confidences by any interests competitive with the Employer; irrespective of whether or not Employee is then employed by the Employer, and to refrain from including, and from causing inducements to be made to, the Employer's employees to terminate employment with the Employer or undertake employment with its competitors. The obligations herein assumed by Participant shall endure whether or not the remaining promises by either party remain to be performed or shall be only partially performed.

          9. ACKNOWLEDGMENTS. Employee acknowledges the Employer's rights to:

               (a) Amend or terminate the Plan at any time, subject to Section 11.1 of the Plan; and

               (b)  To designate the Employee as an Inactive
          Participant at any time, as provided in Section 3.2 of the Plan; and

               (c) To make final decisions on any claim or dispute related to the Plan, as provided in Section 8.5 of the Plan; and

               (d) To exercise any and all other rights of the Employer under the Plan, in the Employer's sole discretion, without any limitation other than as expressly set forth in the Plan.


                                      -2-
          Employee agrees that any amendment or termination of the Plan shall automatically amend or terminate this Agreement, to the extent permitted by the Plan.

          10. AMENDMENTS. Employee agrees that this Agreement may not be amended orally, but only in a written amendment authorized by the Company's Board of Directors and signed by the Plan Administrator.

          IN WITNESS WHEREOF, the parties have signed this Agreement.

                                   WOLVERINE WORLD WIDE, INC.


Date: ____________________         By: ____________________________________

                                        Its: ______________________________
                                                                 "Employer"

Date: ____________________         ________________________________________
                                                                 "Employee"































                                      -3-
                               EXHIBIT A - 2

                        WOLVERINE WORLD WIDE, INC.
                  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                          PARTICIPATION AGREEMENT


          __________________________ ("Employee") has been notified by
Wolverine World Wide, Inc. ("Employer") of the Employer's intent to designate the Employee as a Participant in the Wolverine World Wide, Inc. Supplemental Executive Retirement Plan ("Plan"). Employer and Employee have signed this Agreement to effectuate Employee's Participant status and to agree on certain terms relating to Employee's Participant status. Therefore, Employer and Employee agree as follows:

          1. PARTICIPATION DATE. Employee will become a Participant in the Plan effective ______________, 19__. Employee agrees to be bound by the provisions of the Plan.

          2. YEARS OF SERVICE. Employee's commencement date for purposes of computing Years of Service under the Plan is __________________________. Employee currently has ___ Years of Service.

          3. AVERAGE EARNINGS. Employee's current Average Earnings is $_________.

          4.   DESIGNATED PERCENTAGE.  The Designated Percentage under Plan
Section 5.1(a) is 2.0%.

          5.   DESIGNATED PERIOD.  The Designated Period under Plan Section
10.1 is 2 years.

          6. DEFERRED COMPENSATION AGREEMENT. Employer and Employee agree that:

                       [Check one of the following]

          [ ] There is no deferred compensation agreement in effect as described in Plan Section 5.4(a).

          [ ]  There is a Deferred Compensation Agreement dated
               ______________________________________ in effect as
               described in Section 5.4(a) of the Plan and attached. Employee hereby relinquishes all rights under such Deferred Compensation Agreement, and agrees to look solely to the terms of the Plan with regard to any computation of a Minimum Benefit as provided in the Plan.




          7. EMPLOYMENT RELATIONSHIP. Employee agrees that the Plan shall not be construed to create a contract of employment between the Employer and the Employee or to otherwise confer upon the Employee or other person a legal right to continuation of employment or any rights other than those specified herein. This plan shall not limit or affect the right of the Employer to discharge or retire the Employee.

     This Plan does not constitute a contract on the part of the Employer to employ Employee until age 65 or to continue his employment for any given period of time, either fixed or contingent. Moreover, Employee does not by this writing agree to continue in the employment of the Employer for any specified interval of time. The employment relationship, therefore, shall continue for so long as, but only for so long as, such employment is mutually satisfactory to both parties. The Employer does not promise that Employee's employment will be continued for such interval as to enable Employee to obtain all or any part of the benefits under this Agreement.

          8. CONFIDENTIALITY AND RELATIONSHIP. Employee agrees to refrain from divulging any information of a confidential nature including, but not restricted to, trade secrets, operating methods, the names of the Employer's customers and suppliers and the relations of the Employer with such customers and suppliers, or other confidential information; and to refrain from using or permitting the use of such information or confidences by any interests competitive with the Employer; irrespective of whether or not Employee is then employed by the Employer, and to refrain from including, and from causing inducements to be made to, the Employer's employees to terminate employment with the Employer or undertake employment with its competitors. The obligations herein assumed by Participant shall endure whether or not the remaining promises by either party remain to be performed or shall be only partially performed.

          9. ACKNOWLEDGMENTS. Employee acknowledges the Employer's rights to:

               (a) Amend or terminate the Plan at any time, subject to Section 11.1 of the Plan; and

               (b)  To designate the Employee as an Inactive
          Participant at any time, as provided in Section 3.2 of the Plan; and

               (c) To make final decisions on any claim or dispute related to the Plan, as provided in Section 8.5 of the Plan; and

               (d) To exercise any and all other rights of the Employer under the Plan, in the Employer's sole discretion, without any limitation other than as expressly set forth in the Plan.


                                      -2-
          Employee agrees that any amendment or termination of the Plan shall automatically amend or terminate this Agreement, to the extent permitted by the Plan.

          10. AMENDMENTS. Employee agrees that this Agreement may not be amended orally, but only in a written amendment authorized by the Company's Board of Directors and signed by the Plan Administrator.

          IN WITNESS WHEREOF, the parties have signed this Agreement.

                                   WOLVERINE WORLD WIDE, INC.


Date: ______________________       By: ____________________________________

                                        Its: ______________________________
                                                                 "Employer"

Date: ______________________       ________________________________________
                                                                 "Employee"































                                      -3-